Segment Reporting	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 19 – SEGMENT REPORTING

The Company adopted Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures on January 1, 2024. This update enhances segment reporting by requiring disclosure of significant expense categories and other items regularly reviewed by the chief operating decision maker (“CODM”), even for entities with a single reportable segment.

The Company operates as a single reportable segment. The CODM, identified as the Chief Executive Officer, reviews consolidated financial information and manages the business as a single unit. The Company manufactures and sells agricultural machinery cab assemblies, construction machinery cab assemblies, excavator cab assemblies, and special-shaped steel pipes. All products are manufactured at a single facility located in China.

During the year ended December 31, 2024, approximately 14% of revenue was derived from export sales to South Korea, with the remainder from customers in China. The CODM does not evaluate performance based on geographic region, as the products, production processes, customer base, and distribution channels are consistent across all markets.

The measure of segment profit or loss used by the CODM is operating income. The following significant expense categories are regularly provided to and reviewed by the CODM:

●	Cost of revenues
●	Research and development expenses
●	Sales and marketing expenses
●	General and administrative expenses

The CODM does not review information on segment assets, liabilities, or capital expenditures; therefore, such information is not disclosed.